Statement of Additional Information Supplement

June 25, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated June 25, 2024 to the Morgan Stanley Institutional Liquidity Funds Statement of Additional Information dated June 25, 2024

Prime Portfolio
(the "Fund")

As previously announced, effective September 9, 2024 (the "Effective Date"), the number of times and the time of day that the Fund determines its net asset value ("NAV") is amended from three times each business day, currently occurring at 8:00 a.m., 12:00 p.m. and 3:00 p.m. Eastern time, to one time each business day, which will be changed to 2:00 p.m. Eastern time. Also on the Effective Date, a corresponding change will be made to the final trade cut-off time and the time used to determine whether a shareholder is entitled to receive a dividend from the Fund from 3:00 p.m. Eastern time to 2:00 p.m. Eastern time.

Accordingly, beginning on the Effective Date: (i) orders to purchase shares of the Fund must be received by the Fund prior to 2:00 p.m. Eastern time, and in accordance with the terms described in the Prospectus, to receive the NAV next determined; (ii) the NAV of the Fund will be determined once daily, normally 2:00 p.m. Eastern time, on each day that the New York Stock Exchange is open, except when the following federal holidays are observed: Columbus Day and Veterans Day; (iii) orders to sell shares (redemption requests) will be processed on the day on which they are received, provided that they are received prior to 2:00 p.m. Eastern time, and in accordance with the terms described in the Prospectus, to receive the NAV next determined; and (iv) for daily income dividend declaration purposes, if your purchase order is received in good order by the Fund prior to 2:00 p.m. Eastern time, then you will be a shareholder of record as of the same business day (i.e., on the day the trade settles).

Accordingly, effective on the Effective Date, corresponding references in the Statement of Additional Information are hereby revised to reflect the changes described in this supplement.

Please retain this supplement for future reference.